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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 17, 2006

                              Compuware Corporation
             (Exact name of registrant as specified in its charter)

                                    Michigan
                 (State or other jurisdiction of incorporation)

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
       000-20900                                          38-2007430
(Commission File Number)                       (IRS Employer Identification No.)
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                   One Campus Martius, Detroit, MI 48226-5099
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (313) 227-7300

   _________________________________________________________________________
          (Former name or former address, if changed since last report)

                                   ----------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02: DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

     (b) Departure of Principal Officer:

     On February 16, 2006, Compuware Corporation announced that - by mutual agreement - its President and Chief Operating Officer of Services, Tommi A. White, has left the company, effective immediately. Ms. White was appointed to the position of President and COO of Compuware Services on January 26, 2006. Prior to that appointment, Ms. White served as Chief Operating Officer since October 2001. She joined Compuware in August 2001 as Executive Vice President. A copy of the press release is furnished herewith as Exhibit 99.1

ITEM 9.01: FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits.

          99.1 Press Release, dated February 16, 2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

February 17, 2006                       COMPUWARE CORPORATION


                                        By: /s/ Laura L. Fournier
                                            ------------------------------------
                                            Laura L. Fournier
                                            Senior Vice President
                                            Chief Financial Officer

                                INDEX OF EXHIBITS

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Exhibit No.                 Description
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
   99.1       Press Release, dated February 16, 2006.
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